SECOND AMENDMENT TO OPERATING AGREEMENT
                                       FOR
                                XR VENTURES, LLC


         XR VENTURES, LLC, a Michigan limited liability company (the "Company"), and its Members (whether or not they execute below) hereby effect this Second Amendment to the Operating Agreement (this "Second Amendment") effective as of December 12, 2003, in order to amend the Company's Operating Agreement, dated September 14, 2000, as amended by the first Amendment to Operating Agreement for the Company dated June 2000 (the "Operating Agreement"). Defined terms used herein, but not otherwise defined, shall have the meanings ascribed to them under the Operating Agreement

                                    AGREEMENT

         1. Amendment to Operating Agreement. Notwithstanding anything to the contrary, the Company's Operating Agreement shall be and hereby is amended as necessary so that:

                  (a) X-Rite shall be the Company's sole Manager, with the exclusive right to Manage the business of the Company and to take any action of any kind and to do anything and everything it deems necessary to carry out the purposes of the Company, including amendments to the Operating Agreement (except those that would adversely affect the Class B Members' rights under Section 1(b)(2) hereof).

                  (b) Any and all distributions of any kind or type, whether or not liquidating distributions, shall be made as follows:

                  (1) There shall be distributed to the Class A Member an amount equal to the Investment in all Portfolio Companies, less any Investment previously distributed to the Class A Member, plus all Expended Funds not already distributed to the Class A Member.

                  (2) The balance of any amounts to be distributed shall then be distributed eighty percent (80%) to X-Rite as a Class B Member and twenty percent (20%), pro rata, to the Class B Members other than X-Rite.

         2. Amendment and Ratification. The Operating Agreement provides that amendments may be made to the Operating Agreement in writing with the written consent of Members holding at least eighty percent (80%) of the Company Units and at least one Manager of the Company who is not X-Rite. Except to the extent inconsistent with this Second Amendment, the Company's Operating Agreement is hereby ratified and approved and incorporated by reference, the same as if set forth fully herein.

         3. Expenses. The Company shall reimburse Dr. Banks and Mr. Knister for reasonable costs and expenses made or incurred by them on behalf of the Company prior to the date hereof, as well as any other pre-approved costs and expenses incurred by them on behalf of the Company.

         IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date first written above.

                                   XR VENTURES, LLC


                                   By       /s/ Peter M. Banks
                                            ------------------------------------
                                            Dr. Peter M. Banks
                                            Its Manager


                                   By       /s/ James A. Knister
                                            ------------------------------------
                                            James A. Knister
                                            Its Manager



                                   By       /s/ Michael Ferrara
                                            ------------------------------------
                                            Michael Ferrara
                                            President of X-Rite, Incorporated,
                                            its Manager




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                                   MEMBERS:

                                   /S/ Peter M. Banks
                                   ---------------------------------------------
                                   Dr. Peter M. Banks

                                   /s/ James A. Knister
                                   ---------------------------------------------
                                   James A. Knister

                                   X-RITE, INCORPORATED


                                   By       /s/ Michael Ferrara
                                            ------------------------------------
                                            Michael Ferrara
                                            Its President

                                   /s/ Kevin M. Banks
                                   ---------------------------------------------
                                   Kevin M. Banks

                                   /s/ Michael A. Banks
                                   ---------------------------------------------
                                   Michael A. Banks

                                   /s/ Steven A. Banks
                                   ---------------------------------------------
                                   Steven A. Banks

                                   /s/ David S. Banks
                                   ---------------------------------------------
                                   David S. Banks

                                   /s/ Marianne Splenda
                                   ---------------------------------------------
                                   Marianne Splenda

                                   /s/ Michael J. Knister
                                   ---------------------------------------------
                                   Michael J. Knister

                                   /s/ Russell J. Knister
                                   ---------------------------------------------
                                   Russell J. Knister

                                   /s/ Kenneth J. Knister and Karen J. Knister
                                   ---------------------------------------------
                                   Kenneth J. Knister and Karen J. Knister,
                                   Trustees of the Kenneth J. Knister Trust
                                   dated December 13, 1999, as amended, and
                                   their successors